 Exhibit 99.2

Recovco Due Diligence Review Narrative

Recovco’s Report, which is to be made available to the Recipients by the Client, includes the loan level results of Recovco’s independent, third-party due diligence review conducted for the Client. The scope of review for these loans is as follows:

DESCRIPTION OF SERVICES:

(1)    Type of assets that were reviewed.

Recovco Mortgage Management, LLC (“Recovco”) performed certain due diligence services described below on seasoned residential mortgage loans originated by numerous entities and obtained by an affiliate of New Residential Investment Corp. (“Client”) as part of the collapse of existing securitization trusts. The review was conducted on behalf of Client from October 2017 through May 2018 via files imaged and provided by Nationstar Mortgage, LLC for review (the “Review”).

(2)	Sample size of the assets reviewed.

INITIAL POPULATION

Recovco was instructed to perform a review on a population totaling 532 seasoned non-performing mortgage loans (the “Review Population.”) Depending on the delinquency status of the mortgage loans, Recovco’s findings and other factors, the Client decided upon the best execution for the mortgage loans. The final securitization population consists of 451 mortgage loans (the “Final Securitization Population”).

Within the final population, Recovco conducted the following reviews: Compliance Review (449 mortgage loans), Collection Comments Review (54 mortgage loans), Data Integrity Review (378 mortgage loans), Title Review (451 mortgage loans), Payment History Review (116 mortgage loans). Eleven mortgage loans that became performing mortgage loans as of June 30, 2018 are included in the Final Securitization Population.

Compliance Reviews (449):

During the Review, Recovco performed a regulatory compliance review on 449 mortgage loans in the Final Securitization Population.

Data Integrity Review (378):

During the Review, Recovco performed a Data Integrity Review on 378 mortgage loans in the Final Securitization Population.

Title Lien Alert Review (451);

During the Review, Recovco performed a Title Lien Alert Review on 451mortgage loans in the Final Securitization population.

Collection Comment Review (54):

During the Review, Recovco performed a Collection Comment Review on 54 mortgage loans in the Final Securitization Population.

Payment History Review (116):

During the Review, Recovco performed a Payment History Review on 116 mortgage loans in the Final Securitization Population.

FINAL SECURITIZATION POPULATION

After Recovco’s initial review was completed, the Client provided Recovco with a list of 451 mortgage loans that formed the Final Securitization Population. The table below summarizes the reviews conducted by Recovco.

Review	Reviewed Total	% of Final Securitization Population
Compliance Population	449	99.56%
Data Integrity Population	378	83.81%

Collection Comment Population	54	11.97%
Title Lien Alert Population	451	100.00%
Payment History Population	116	25.72%

(3)	Determination of the sample size and computation.

The Review was conducted with sample size criteria that has been communicated by the Client to Recovco to be consistent with the criteria for the NRSRO(s) identified in Item 3 of the ABS Due Diligence-15E.

(4)	Quality or integrity of information or data about the assets: review and methodology.

Where available, Recovco compared the data fields below on the bid tape provided by the Client to the data found in the actual file as captured by Recovco. This information may not have been available for all mortgage loans.

This comparison included the following data fields:

Last Name	Appraised Value	1st Rate Chg Date	Rate Index	Rounding Code
First Name	Sale Price	Prepay Months	Amortization Term	Lookback Period
Occupancy	LTV	MI Company	Neg Am Flag	Initial Rate Cap
Purpose	CLTV	MI Coverage	IO Term	Periodic Rate Cap
Address	Note Date	Next Due Date	PP Terms	Life Rate Cap
State	Loan Amount	Property Units	PP Months	Life Rate Floor
Zip	First Payment Date	Maturity Date	Balloon Flag	Margin
Property Type	Original Rate	Mod Flag	Next Rate Chg Date	Reset Frequency
Lien Position	Original P&I	Mod Date	First Pmt Chg Date	Current P&I
Orig Credit Score	Interest Only Flag	Current Rate	Next Pmt Chg Date

(5)      Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

Not applicable.

(6)	Value of collateral securing the assets: review and methodology.

Not applicable.

(7)      Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Please be advised that Recovco did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by Recovco are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which Recovco is relying in reaching such findings.

Please be further advised that Recovco does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by Recovco do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to Recovco. Information contained in any Recovco report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. Risk levels associated with a loan may have changed an exception level, given rating agency published guidance, written guidance, or other guidance from the rating agency team on the transaction. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged Recovco to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by Recovco are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. Recovco does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by Recovco.

Use of alternative data and documents: These are seasoned loans and wherever appropriate, alternative documentation was reviewed. For example, if no final HUD Settlement Statement or Truth in Lending Disclosure was present, preliminary HUD and/or TILA disclosures were reviewed.

Recovco reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with:

(I)     Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):

i)	failure to provide the right of rescission notice;

ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);

iii)	errors in the right of rescission notice;

iv)	failure to provide the correct form of right of rescission notice;

v)	failure to provide the three (3) business day rescission period; and

vi)	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;

b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:

i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);

ii)	proper execution by all required parties;

iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and

iv)	timing of initial and re-disclosed TIL(s);

c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re- calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re- calculated Finance Charge;

d)	High-cost Mortgage (§§1026.31, 32 and 33):

i)	points and fees threshold test;

ii)	APR threshold test;

iii)	prepayment penalty test; and

iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):

i)	APR threshold test; and

ii)	compliance with the escrow account and appraisal requirements;

(II)     Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:

i)	confirm the presence of the current GFE form in effect at the time of origination;

ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;

iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable;

b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;

ii)	determination that the loan file contains the final HUD;

iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and

iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7):

i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;

ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and

iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):

i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;

ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;

iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;

iv)	confirm the Special Information Booklet was provided within three (3) business days of application;

v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;

vii)	confirm the Affiliated Business Arrangement Disclosure is executed;

viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing;

(III)      The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV)       The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V)	Federal and state specific late charge and prepayment penalty provisions.

(VI)	Document Review

Recovco reviewed each the loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent:

•	Initial application (1003);
•	Sales contract;
•	Hazard and/or flood insurance policies;
•	Copy of note for any junior liens;
•	Appraisal;
•	Title/Preliminary Title;
•	Initial TIL;
•	Final 1003;
•	Final TIL;
•	HUD from sale of previous residence;
•	Initial and final GFE’s;
•	Changed circumstance documentation;
•	Final HUD-1;

•	Right of Rescission Disclosure;
•	Mortgage/Deed of Trust;
•	Note;
•	Mortgage Insurance;
•	Tangible Net Benefit Disclosure;
•	Subordination Agreement;
•	FACTA disclosures;
•	Notice of Special Flood Hazards; and
•	Certain other disclosures related to the enumerated tests set forth herein.

(8)	Other: review and methodology.

Data Compare

Recovco captured data from PDF images of the loan file. This data was systematically compared to data points received electronically from the Client. The fields listed above were included in the comparison and any discrepancies were noted.

Collection Comment Review

Recovco performed a review utilizing individual loan collection comment reports provided by the related servicer of the mortgage loans. During this review, Recovco sought to identify certain characteristics of the mortgage loan as evidenced by communication within the related servicer’s collection comments.

Title Review

The Client ordered lien alerts from a third-party vendor or third-party vendors. The title lien alert results were provided by the Client to Recovco for review. Recovco’s review is entirely reliant on the sufficiency of the data provided to it and Recovco makes no representation as to the completeness or accuracy of materials delivered to it in order to complete its review.

Payment History

Recovco performed a review utilizing individual loan payment histories provided by the related servicer of the mortgage loans. Recovco completed a 36-month payment history review detailing month-by-month cash flow analysis, delinquent history, and the amount of funds allocated to principal and interest.

SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of the NRSROs.

With respect to the Final Securitization Population, Recovco conducted (i) a Compliance Review on 449 mortgage loans, (ii) a Data Integrity Review on 378 mortgage loans, (iii) a Collection Comment Review on 54 mortgage loans, (iv) a Title Review on 451 mortgage loans, (v) a Payment History Review on 116 mortgage loans. The results of these reviews are discussed below. All grades shown below are based upon the NRSRO grading methodologies utilized by the NRSROs.

COMPLIANCE REVIEW RESULTS SUMMARY

After review of the 449 mortgage loans, 3 mortgage loans had a rating grade of “A / RA”, 445 mortgage loans had a rating grade of “B / RB”, and 1 mortgage loan had a rating grade of “D / RD.”

Pursuant to the applicable NRSRO criteria, Recovco graded certain compliance exceptions as non-material based upon seasoning of the mortgage loans. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which is raised as a defense to foreclosure. Information contained in any Recovco report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

NRSRO Grade	Multiple #*	Multiple %*	S&P #	S&P %*
A / RA	3	00.67%	3	00.67%
B / RB	445	99.11%	445	99.11%
C / RC	0	00.00%	0	00.00%
D / RD	1	00.22%	1	00.22%

* The grade definition is used by multiple rating agencies, including Moody’, Fitch, DBRS, and Morningstar.COMPLIANCE REVIEW RESULTS SUMMARY (EXCEPTION LISTING)

The summaries below detail the exceptions as noted in the Compliance Review and reflect only compliance EV2s or EV3s, as noted when conducting the Compliance Review. Please note that an EV3 may not result in a compliance C or D grade per relevant rating agency guidelines and some mortgage loans may have multiple exceptions. Certain RESPA and application date related exceptions, based upon the time of the initial review, may have been originally considered an EV3 and are reported in the table below as such but would now be considered an EV2.

Exceptions	Number of Exceptions
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)	407
* Loan program disclosure missing or unexecuted (Lvl 2)	374
* Good Faith Estimate missing or unexecuted (Lvl 2)	359
* Transmittal (1008) is Missing (Lvl 2)	339
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)	338
* Missing credit report (Lvl 2)	305
* Final TIL Missing or Not Executed (Lvl 2)	250
* Application Missing (Lvl 2)	239
* Missing Appraisal (Lvl 2)	235
* ComplianceEase TILA Test Failed (Lvl 2)	232
* Right of Rescission missing or unexecuted (Lvl 2)	154
* Prepayment Rider Missing (Lvl 2)	147
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)	119
* Appraisal not dated (Lvl 2)	101
* HUD-1 Closing Statement missing or unsigned (Lvl 3)	54
* Missing Title evidence (Lvl 2)	53
* Loan appears modified. Mod missing or unexecuted (Lvl 2)	39
* Settlement date is different from note date (Lvl 2)	33
* Origl rate & current rate different but loan is fixed rate. (Lvl 2)	26
* Not all borrowers signed HUD (Lvl 2)	26
* Orig P&I and current P&I different but loan is fixed rate (Lvl 2)	23
* TIL not hand dated (Lvl 2)	23
* Balloon Rider Missing (Lvl 2)	20
* Mortgage missing / unexecuted (Lvl 2)	12
* Property is Manufactured Housing (Lvl 2)	12
* Annual Percentage Rate less than Stated Original Rate (Lvl 2)	10
* Note is missing or unexecuted (Lvl 3)	9

* Margin greater than minimum rate (Lvl 2)	9
* Appraised value is less than loan amt. (Lvl 2)	7
* Credit report >90 days old at closing (Lvl 2)	7
* ROR Transaction date not consistent with Note and/or HUD (Lvl 2)	7
* Original rate is less than life minimum rate (Lvl 2)	7
* Unable to calculate amortized original term (Lvl 2)	7
* ROR not hand dated by borrower(s) (Lvl 2)	6
* Purchase price is < original balance (Lvl 2)	6
* Missing required 1-4 family rider (Lvl 2)	5
* Credit score not provided (Lvl 2)	5
* First rate change not one month before first payment change (Lvl 2)	4
* First Payment Date more than 2 Months after Settlement Date (Lvl 2)	3
* Condo / PUD rider Missing (Lvl 2)	3
* Escrow for MI but no MI cert in file (Lvl 2)	3
* Final TIL Date after actual transaction date (Lvl 2)	3
* LTV / CLTV > 100% (Lvl 2)	3
* MI, FHA or MIC missing and required (Lvl 2)	3
* Property is Mobile Home (Lvl 2)	2
* Amortized remaining term > stated orig. term / not balloon (Lvl 2)	2
* Mortgage - Missing required ARM Rider (Lvl 2)	2
* Application Date after Transaction Date (Lvl 2)	1
* Application Missing (Lvl 3)	1
* First Payment Date before Settlement Date (Lvl 2)	1
* Only Estimated HUD in file (Lvl 2)	1
* Loan has escrow holdback. No proof it was released (Lvl 2)	1
* TIL transaction date missing (Lvl 2)	1
* Final TIL Missing or Not Executed (Lvl 3)	1
* MI, FHA or MIC missing and required (Lvl 3)	1
* First Payment Date more than 3 Months after Origination (Lvl 2)	1
* VOM or VOR missing/required (Lvl 2)	1
* ComplianceEase State/Local Predatory Test Failed (Lvl 4)	1
* Not all borrowers signed TIL (Lvl 2)	1
Grand Total	4045

DATA INTEGRITY REVIEW RESULTS SUMMARY

Of the 378 mortgage loans included within the Data Integrity population, 68 unique mortgage loans (17.99%) had data integrity variances. Some variances such as street and zip code may be due to changes that occurred following origination of the mortgage loan that would not have been reflected in the file reviewed by Recovco. All material tape discrepancies were cleared with a correction to the Data Tape or documentation provided to support the final tape data.

Field Name	# of Mortgage Loans	% of Loan count
Balloon Indicator (Latest Mod. or Original Note)	5	1.32%
Borrower First Name	1	0.26%
First Payment Date	15	3.97%
Maturity Date per Latest Note Instrument (Latest Mod. or Original Note)	14	3.70%
Modification First Payment Date	7	1.85%
Number Of Units	1	0.26%
Occupancy at Origination (Property Usage Type)	3	0.79%
Original Appraised Value	3	0.79%
Original Note Doc Date	8	2.12%
Original Stated P&I	4	1.06%
Original Stated Rate	2	0.53%
Purpose of Transaction per HUD-1	7	1.85%
Sales Price (HUD-1 Line 101)	1	0.26%
Subject Property Type	7	1.85%
Grand Total	378	100.00%

*Some loans may appear more than once due to multiple tape discrepancies, so this column may not add to a noted unique loan count.

COLLECTION COMMENT REVIEW SUMMARY

For the 54 mortgage loans in the Collection Comment Review, Recovco utilized individual loan collection comment reports provided by the related Servicer. The as of dates of these comments ranged between April 13, 2018 and July 5, 2018.  At the time of Recovco’s review, the status of the mortgage loans was noted as follows:16 mortgage loans were delinquent 60 days or less, 1 mortgage loan was a current Bankruptcy, 1 mortgage loan was in a payment plan, and 36 mortgage loans were performing.

TITLE LIEN REVIEW SUMMARY

Recovco reviewed the findings in various title search reports provided by the Client to Recovco in order to confirm the lien position of the related mortgage. The Client ordered searches on 451 mortgage loans. The initial results showed 188 mortgage loans were in first lien position and 263 mortgage loans unable to confirm the lien position. From those searches a total of 244 mortgage loans were confirmed to be in first lien position through supplemental searches. For the remaining 19 mortgage loans, the Client accepted the final title policy at loan origination to be proof of a first lien position.

PAYMENT HISTORY REVIEW SUMMARY

For the 116 mortgage loans in the Payment History Review, Recovco utilized individual payment history reports provided by the related servicer. At the time of Recovco’s review, the status of the mortgage loans was noted as follows:12 mortgage loans were delinquent, 100 mortgage loans were current. and 4 mortgage loans were missing payment histories.

ADDITIONAL LOAN POPULATION SUMMARY

(charts may not add to 100% due to rounding)

The information reported here is as collected during the Compliance Review.

Amortization Type	Loan Count	Percentage of Loans
Fixed	129	28.73%
Adjustable	320	71.27%
Total	449	100.00%

Lien Position	Loan Count	Percentage of Loans
First	449	100.00%
Total	449	100.00%

Purpose	Loan Count	Percentage of Loans
Cash Out	213	47.44%
Purchase	174	38.75%
Refinance	50	11.14%
Unavailable	12	2.67%
Total	449	100.00%

Origination Term	Loan Count	Percentage of Loans
180	38	8.46%
240	11	2.45%
360	393	87.53%
Unavailable	7	1.56%
Total	449	100.00%

Property Type	Loan Count	Percentage of Loans
Low Rise Condo (1-4 Stories)	9	2.00%
Mid Rise Condo (5-8 Stories)	1	0.22%
Mobile Home	2	0.45%
Manufactured Housing	12	2.67%
PUD	38	8.46%
Single Family	373	83.07%
2-4 Family	14	3.12%
Total	449	100.00%